UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 7.01 Regulation FD Disclosure.

On May 4, 2020, Jaguar Health, Inc. (the “Company”) received a letter from the Committee on Oversight and Reform of the U.S. House of Representatives (the “Committee”) regarding the list price adjustment of Mytesi® (crofelemer). Among other things, the Committee expressed an interest in understanding whether the price adjustment was connected to the Company’s expectation that it could market crofelemer to treat coronavirus patients given the Company’s submission of a request to the U.S. Food and Drug Administration (“FDA”) for Emergency Use Authorization (“EUA”) for crofelemer (Mytesi®) for the symptomatic relief of diarrhea and other gastrointestinal symptoms in patients with COVID-19 and for patients with COVID-19 who have diarrhea associated with certain antiviral treatments, which submission was denied by the FDA on April 7 as previously disclosed.

The Company intends to cooperate with the Committee’s inquiry and has prepared a public statement regarding the price adjustment, which is available on the Company’s website at https://jaguarhealth.gcs-web.com/company-statement. In its statement, the Company explains that the decision to adjust the price for crofelemer was made in December 2019 as part of expanding the Company’s comprehensive patient access program, and had the Company received EUA, it would have deferred the price adjustment until after the emergency use period ended.

A copy of the Company’s statement is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 8.01 Other Events.

The information in the first paragraph of Item 7.01 above relating to the Company’s receipt of a letter from the Committee is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Jaguar Health Statement on Mytesi® (crofelemer) April 2020 Price Adjustment and Commitment to Ensuring People Living with HIV Have Uninterrupted Access to Only FDA-Approved Non-Opioid, Plant-based, Anti-diarrheal Medication, dated May 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: May 8, 2020	By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: Chief Executive Officer & President

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